EXHIBIT 32
Section 906 Certification
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Interstate Hotels & Resorts, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:
(i)	the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended;
and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 31, 2009

/s/ Thomas F. Hewitt
Thomas F. Hewitt
Chief Executive Officer

/s/ Bruce A. Riggins
Bruce A. Riggins
Chief Financial Officer